Exhibit 10.2

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”), dated as of September __, 2009 (the “Closing Date”) by and between Pashminadepot.com, Inc., a Florida corporation (the “Company”), and each of those persons and entities, severally and not jointly, who are signatories hereto (which persons and entities are hereinafter collectively referred to as “Lenders” and each individually as a “Lender”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions of this Agreement, the Company has agreed to sell and issue to each Lender, and each Lender has agreed to purchase from the Company, promissory notes (collectively, the “Notes”) of the Company in the principal amount set forth opposite such Lender’s name on Schedule I hereto in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Deliveries.

(a) On the closing date, each Lender shall deliver to the Company payment in the amount set forth opposite such Lender’s name on Schedule I hereto by delivery of a certified check payable to the Company or by wire transfer to the account of the Company.

(b) On the closing date, the Company shall deliver to each Lender a Note in substantially the form attached hereto as Exhibit 1 in the principal amount set forth opposite such Lender’s name on Schedule I hereto.

2. Representations and Warranties of the Company.  The Company hereby represents and warrants to each Lender as follows:

(a) Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of Florida and is in good standing under such laws.

(b) No Conflict.  This Agreement does not: (i) conflict with any provision of the Company’s charter, or similar organizational documents or Bylaws; or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party; or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

(c) Authorization.  The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(d) No Integrated Offering.   Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement.

(e) No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Securities, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act of 1933, as amended (the “Act”).

(f) Issuance.  The Notes will be duly and validly issued when issued, sold and delivered at the closing in accordance with the terms of this Agreement.

(g) Communication of Offer.  The offer to sell the Securities was directly communicated to the Lender by the Company.  At no time was such Lender presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

3. Representations and Warranties of Lender.  Each Lender, with respect to itself only, represents and warrants to the Company as of the closing date that:

(a) All actions on the part of such Lender for the authorization, execution, delivery and performance by such Lender of this Agreement have been taken, and this Agreement constitutes a valid and binding obligation of such Lender, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(b) Such Lender is acquiring the Notes for investment for such Lender’s own account and not with a view to, or for resale in connection with, any distribution. Such Lender understands that the Notes to be acquired have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(c) Such Lender is an accredited investor, as defined in Rule 501 promulgated under the Act.

(d) Such Lender is experienced in evaluating and investing in securities of companies similarly situated to the Company, and acknowledges that such Lender is able to fend for itself, can bear the economic risk of an investment in the Notes, and has such knowledge and experience in financial or business matters that such Lender is capable of evaluating the merits and risks of the investment in the Notes.

(e) Such Lender believes it has received all the information such Lender considers necessary or appropriate for deciding whether to purchase the Notes. Such Lender has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

(f) Such Lender acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Such Lender is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, unless such Lender is an affiliate of the Company, among other things, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market maker,” and the number of shares being sold during any three-month period not exceeding specified limitations.

(g)           Any resale of the Securities during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S and any such sale of the Securities in any jurisdiction outside of the United States shall be made in compliance with the securities laws of such jurisdiction.

(h)           The Lender understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of  the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the Lender to acquire the Securities.  In this regard, the undersigned represents, warrants and agrees that:

1.           The Lender is not an U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

•           any natural person resident in the United States of America;

•           any partnership or corporation organized or incorporated under the laws of the United States of America;

•           any estate of which any executor or administrator is a U.S. person;

•           any trust of which any trustee is a U.S. person;

•           any agency or branch of a foreign entity located in the United States of America;

•           any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•           any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

•           any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

2.           At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Lender was outside of the United States.

3. The Lender shall not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

4.           The Lender shall, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

5.           The Lender was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

6.           Neither the Lender nor or any person acting on the Lender’s behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Lender and any person acting on the Lender’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Act.

7.           The transactions contemplated by this Agreement have not been pre arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Act.

8.           Neither the Lender nor any person acting on the Lender’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities.  The Lender agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(i)           Information on Company.   The Lender has been furnished with or has had access at the EDGAR Website of the SEC to the Company's reports, including the Form 10-K filed on July 22, 2009 for the fiscal year ended May 31, 2009, and the financial statements included therein, together with all subsequent filings made with the SEC available at the EDGAR website, including the Current Report on Form 8-K regarding the de-registration of the previous auditor for the Company (hereinafter referred to collectively as the "Reports").  In addition, the Lender may have received in writing from the Company such other information concerning its operations, financial condition and other matters as the Lender has requested in writing, , and considered all factors the Lender deems material in deciding on the advisability of investing in the Securities.

4. Legends.  The Notes issued pursuant to the terms hereof shall have endorsed thereon a legend substantially as follows:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

5. General Provisions.

(a) Governing Law; Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.  COMPANY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY CLAIM OR CONTROVERSY RELATED TO THE ENFORCEMENT OR INTERPRETATION OF THIS NOTE.

(b) Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice.  The addresses for such communications shall be as set forth below until notice is received that any such address or contact information has been changed:

If to the Company:
9694 Royal Palm Boulevard Coral Springs, Florida 33069
If to a Lender, to such address set forth opposite such Lender’s name of Schedule I.

(c) Entire Agreement.  Except as otherwise provided herein, this Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d) Amendment.  This Agreement may only be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

(e) Successors and Assigns.  Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(f) Severability.  In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g) Titles and Subtitles.  The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h) Expenses.  The Company and Lender shall each bear their own expenses incurred with respect to this transaction.

(i) Counterparts.  This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

(j) Counsel.  All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.  Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged by counsel to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement.

[Signature Pages Follow; Remainder of Page Intentionally Omitted]

[COMPANY SIGNATURE PAGES TO PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PASHMINADEPOT.COM, INC.

 By:_________________________________

     Name:

     Title:

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[LENDERS SIGNATURE PAGES TO PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

_________________________________

_________________________________

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Exhibit 1

Form of Promissory Note

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SCHEDULE I

Lenders

Note Number	Original Principal Amount	Date of Issuance	Lender (including address for notices)
1	$______	September __, 2009

2	$_____	September __, 2009

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